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                                                                   EXHIBIT 10.14

                       REPUBLIC ENGINEERED PRODUCTS, INC.

                              AMENDED AND RESTATED

                           2004 EQUITY INCENTIVE PLAN

         This Amended and Restated 2004 Equity Plan is intended to amend and restate and replace in its entirety all previous arrangements of the Company (as defined below) as they relate to the matters set forth herein.

1.       Purpose.

         This plan shall be known as the Republic 2004 Equity Incentive Plan (the "Plan"). The purpose of the Plan shall be to promote the long-term growth and profitability of Republic Engineered Products, Inc. (the "Company") and its Subsidiaries by (i) providing certain directors, officers and employees of, and certain other individuals who perform services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of responsibility. Grants of incentive or non-qualified stock options, stock appreciation rights ("SARs"), restricted stock, performance awards, or any combination of the foregoing may be made under the Plan. This Plan supercedes any prior plans, and any grant hereunder supercedes any prior written agreement pursuant to which such grant is made.

2.       Definitions.

         (a) "Board of Directors" and "Board" mean the board of directors of the Company.

         (b) "Cause" means the occurrence of one or more of the following events:

                  (i) conviction of a felony or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary or commission of an act involving fraud or dishonesty; or, in the case of any of the foregoing, a plea of nolo contendere with respect thereto

                  (ii) conduct that has caused demonstrable and serious injury to the Company or a Subsidiary, reputational, monetary or otherwise;

                  (iii) willful refusal to perform or substantial disregard of duties properly assigned, as determined by the Company;

                  (iv) willful misrepresentation or material non-disclosure to the Board;

                  (v) the failure to devote substantially all of one's working time to the business of the Company and its Subsidiaries;


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                  (vi) engaging willfully in misconduct in connection with the performance of any of one's duties, including, without limitation, the misappropriation of funds or securing or attempting to secure personally any profit in connection with any transaction entered into on behalf of the Company or its Subsidiaries or affiliates;

                  (vii) willful breach of duty of loyalty to the Company or, if applicable, a Subsidiary or any other active disloyalty to the Company or, if applicable, any Subsidiary, including, without limitation, willfully aiding a competitor or, without duplication of clause (viii), improperly disclosing confidential information;

                  (viii) willful breach of any confidentiality or non-disclosure agreement with the Company or any Subsidiary; or

                  (ix) material violation of any code or standard of behavior generally applicable to employees (or executive employees in the case of an executive of the Company or any Subsidiary) of the Company or any Subsidiary.

         (c) "Change in Control" means the occurrence of one of the following events:

                  (i) if any "person" or "group" as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto, other than an Exempt Person, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities; or

                  (ii) during any twelve-month period, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company's stockholders was approved by at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

                  (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the Company is not affected and following which the Company's chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board).

                  (iv) the stockholders of the Company approve an agreement for the sale of all or substantially all the assets of the Company.

         (d) "Code" means the Internal Revenue Code of 1986, as amended.


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         (e) "Committee" means the Compensation Committee of the Board, which shall consist solely of two or more members of the Board at least one of which shall be appointed by Perry Partners, L.P.; provided that if the Company is publicly held, the Compensation committee shall consist solely of two or more members of the Board who are "outside directors" within the meaning of Section 162(m) of the Code and the regulations issued thereunder.

         (f) "Common Stock" means the Common Stock, par value $.01 per share, of Holdings, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of Holdings.

         (g) "Competition" is deemed to occur if a person whose employment with the Company or its Subsidiaries has terminated obtains a position as a full-time or part-time employee of, as a member of the board of directors of, or as a consultant or advisor with or to, or acquires an ownership interest in excess of 5% of, a corporation, partnership, firm or other entity that engages in any of the businesses of the Company or any Subsidiary with which the person was involved in a management role at any time during his or her last five years of employment with or other service for the Company or any Subsidiaries.

         (h) "Disability" means a disability that would entitle an eligible participant to payment of monthly disability payments under any Company disability plan or as otherwise determined by the Committee; provided that in any instance where a grant to a participant is treated as "deferred compensation" within the meaning of Section 409A of the Code, whether a participant has a "Disability" shall be determined under Section 409A(a)(2)(C) of the Code and guidance issued thereunder.

         (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (j) "Exempt Person" means (i) Perry Partners L.P. and Perry Partners International, Inc., (ii) any affiliate of any party included in clause (i), or
(iii) any employee benefit plan of the Company or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Company.

         (k) "Family Member" has the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto.

         (l) "Fair Market Value" of a share of Common Stock means, as of the date in question, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange or market on which the Common Stock is then listed for trading (including for this purpose the Nasdaq National Market) (the "Market") for the applicable trading day or, if the Common Stock is not then listed or quoted in the Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board using any reasonable method; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or applicable withholding taxes and to compute the withholding taxes.


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         (m) "Holdings" means PAV Republic, Inc., the parent of the Company and a Delaware corporation.

         (n) "Incentive Stock Option" means an option conforming to the requirements of Section 422 of the Code and any successor thereto.

         (o) "Initial Public Offering" means an underwritten initial public offering and sale of any shares of Common Stock pursuant to an effective registration statement under the Securities Act.

         (p) "Non-Employee Director" has the meaning given to such term in Rule 16b-3 under the Exchange Act and any successor thereto.

         (q) "Non-qualified Stock Option" means any stock option other than an Incentive Stock Option.

         (r) "Other Securities" mean securities of Holdings other than Common Stock, which may include, without limitation, debentures, preferred stock, warrants and securities convertible into or exchangeable for Common Stock or other property.

         (s) "Retirement" means retirement as defined under any Company pension plan or retirement program or termination of one's employment on retirement with the approval of the Committee; provided that in any instance where a grant to a participant is treated as "deferred compensation" within the meaning of Section 409A of the Code, "Retirement" shall be interpreted consistently with Section 409A(a)(2)(A)(i) of the Code and the guidance issued thereunder.

         (t) "Specified Employee" has the meaning given to that term in Section 409A(a)(2)(B)(i) of the Code and any guidance issued thereunder.

         (u) "Subsidiary" means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

3.       Administration.

         The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) certify that the conditions and restrictions applicable to any grant have been met, (iv) modify the terms of grants made under the Plan in accordance with the provisions of Sections 15, 16, or 17 hereof, (v) interpret the Plan and grants made thereunder, (vi) make any adjustments necessary or desirable in connection with grants made under the Plan to eligible participants located outside the United States and (vii) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate. Decisions of the Committee on all matters relating to the Plan shall be in the Committee's sole discretion and shall be conclusive and binding on all parties. The validity,


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construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for such person's own willful misconduct or as expressly provided by statute.

         The expenses of the Plan shall be borne by the Company. The Plan shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any award under the Plan, and rights to the payment of such awards shall be no greater than the rights of the Company's general creditors.

4.       Shares Available for the Plan.

         Subject to adjustments as provided in Section 15, an aggregate of 5,556 shares of Common Stock (the "Shares") may be issued pursuant to the Plan. Such Shares may be in whole or in part authorized and unissued or held by Holdings as treasury shares. If any grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any shares in payment of the exercise price of the grant or the taxes payable with respect to the exercise, then such unpurchased, forfeited, tendered or withheld Shares shall thereafter be available for further grants under the Plan.

         Without limiting the generality of the foregoing provisions of this
Section 4 or the generality of the provisions of Sections 3, 6 or 17 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the options) for new options containing terms (including exercise prices) more (or less) favorable than the outstanding options.

5.       Participation.

         Participation in the Plan shall be limited to those directors (including Non-Employee Directors), officers (including non-employee officers) and employees of, and other individuals performing services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries selected by the Committee (including participants located outside the United States). Nothing in the Plan or in any grant thereunder shall confer any right on a participant to continue in the employ as a director or officer of or in the performance of services for the Company or shall interfere in any way with the right of the Company to terminate the employment or performance of services or to reduce the compensation or responsibilities of a participant at any time. By accepting any award under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

         Incentive Stock Options or Non-qualified Stock Options, SARs, restricted stock awards, performance awards, or any combination thereof, may be granted to such persons and for such number of Shares as the Committee shall determine (such individuals to whom grants are made


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being sometimes herein called "optionees" or "grantees," as the case may be).
Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated. A grant of any type made hereunder in any one year to an eligible participant shall neither guarantee nor preclude a further grant of that or any other type to such participant in that year or subsequent years.

6.       Incentive and Non-qualified Options.

         The Committee may from time to time grant to eligible participants Incentive Stock Options, Non-qualified Stock Options, or any combination thereof; provided that the Committee may grant Incentive Stock Options only to eligible employees of the Company or its subsidiaries (as defined for this purpose in Section 424(f) of the Code or any successor thereto). The options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.

         It is the Company's intent that Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code or and any successor thereto, that neither any Non-qualified Stock Option nor any Incentive Stock Option be treated as a payment of deferred compensation for the purposes of Section 409A of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-qualified Stock Option duly granted under the Plan, provided that such stock option otherwise meets the Plan's requirements for Non-qualified Stock Options.

         (a) Price. The price per Share deliverable upon the exercise of each option ("exercise price") shall be established by the Committee, except that in the case of (i) the grant of any Option to any employee possibly covered by
Section 162(m) of the Code or any successor thereof, (ii) the grant of any Incentive Stock Options, or (iii) the grant of any Non-Qualified Stock Option unless the terms of such Non-Qualified Stock Option are intended to comply with the provisions of Section 409A of the Code and the guidance issued there under, the exercise price may not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, and in the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less than 110% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, in each case unless otherwise permitted by Section 422 of the Code or any successor thereto.

         (b) Payment. Options may be exercised, in whole or in part, upon payment of the exercise price of the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (ii) by simultaneous sale through a broker reasonably acceptable to the Committee of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, or (iii) by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the options which, when multiplied by the Fair Market Value of a share of Common


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Stock on the date of exercise, is equal to the aggregate exercise price payable with respect to the options so exercised or (iv) by any combination of the foregoing.

         In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (iii) above, only a whole number of Share(s) (and not fractional Shares) may be withheld in payment. When payment of the exercise price is made by withholding of Shares, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the Shares withheld in payment (plus any applicable minimum statutory taxes) shall be paid in cash. No grantee may authorize the withholding of Shares having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable minimum statutory taxes). Any withheld Shares shall no longer be issuable under this Plan.

         (c) Terms of Options; Vesting. The term during which each option may be exercised shall be determined by the Committee, but if required by the Code and except as otherwise provided herein, no option shall be exercisable in whole or in part more than ten years from the date it is granted, and no Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries shall be exercisable more than five years from the date it is granted. All rights to purchase Shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. In the absence of a contrary provision contained in any grant, an option shall be exercisable only upon and to the extent the option has vested. Absent any provision in any grant to the contrary, options shall vest and become exercisable as to 33 1/3% of the underlying Shares on the date of the grant and thereafter in three equal installments on each of the first three successive anniversaries of the date of grant provided that the participant remains a director or employee on such anniversary. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Prior to the exercise of an option and delivery of the Shares represented thereby, the optionee shall have no rights as a stockholder with respect to any Shares covered by such outstanding option (including any dividend or voting rights).

         (d) Limitations on Grants. If required by the Code, the aggregate Fair Market Value (determined as of the grant date) of Shares for which an Incentive Stock Option is exercisable for the first time during any calendar year under all equity incentive plans of the Company and its Subsidiaries (as defined in Section 422 of the Code or any successor thereto) may not exceed $100,000.

         (e)      Termination; Forfeiture; Repurchase.

                  (i) Death or Disability. If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary due to death or Disability, the exercisable portion of all of the participant's options shall remain so until the expiration date of the options or such other date as provided in an option grant. Notwithstanding the foregoing, if the Disability giving rise to the termination of employment is not within the meaning of


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Section 22(e)(3) of the Code or any successor thereto, Incentive Stock Options not exercised by such participant within 90 days after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

                  (ii) Retirement. If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary upon the occurrence of his or her Retirement, (A) all of the participant's options that were exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of Retirement or such other date as provided in an option grant, but in no event after the expiration date of the options; provided that the participant does not engage in Competition during such period, and (B) all of the participant's options that were not vested on the date of Retirement shall be forfeited immediately upon such Retirement. Notwithstanding the foregoing, Incentive Stock Options not exercised by such participant within 90 days after Retirement will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

                  (iii) Discharge for Cause. If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to Cause, or if a participant does not become a director, officer or employee of, or does not begin performing other services for, the Company or a Subsidiary for any reason, all of the participant's options shall expire and be forfeited immediately upon such cessation or non-commencement, whether or not then exercisable.

                  (iv) Other Termination. Unless otherwise determined by the Committee or as provided in clause (v), if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (A) all of the participant's options that were vested on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 30 days after the date of such cessation or such other date as provided in an option grant, but in no event after the expiration date of the options; provided that the participant does not engage in Competition during such period, and (B) all of the participant's options that were not vested on the date of such cessation shall be forfeited immediately upon such cessation.

                  (v) Notwithstanding anything contained in subparagraphs (i),
(ii), and (iv) of this paragraph (e), if (A) a participant is a Specified Employee and (B) the exercise of that participant's options would constitute "deferred compensation" as such term is defined under Section 409A of the Code, then on such participant's death, Disability, Retirement or other termination other than for Cause, that participant's options may not be exercised before the date that is six months and one day after that person's death, Disability, Retirement or other termination.

                  (vi) Change in Control. If there is a Change in Control of the Company and a participant is involuntarily terminated from being a director, officer or employee of, or from performing other services for, the Company (or its successor in the case of an asset sale) or a subsidiary within one year after such Change in Control, all of the participant's options shall become fully vested and exercisable upon such termination and shall remain so for up to one year after the


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date of termination, but in no event after the expiration date of the options.
In addition, the Committee shall have the authority to grant options that become fully vested and exercisable automatically upon a Change in Control, whether or not the grantee is subsequently terminated.

                  (vii) Repurchase. Unless otherwise determined by the Committee and provided in the applicable Option grant, upon termination of a participant for Cause or voluntary resignation by a participant, the Company shall be entitled, at any time within 12 months of such termination or resignation, to repurchase options which are not expired or forfeit in accordance with this
Section 6 and/or any Common Stock acquired by a participant pursuant to any option granted hereunder for a purchase price equal to the lower of cost or Fair Market Value thereof. Unless otherwise determined by the Committee and provided in the applicable Option grant, upon any other termination or resignation, the Company shall be entitled, within 12 months thereof, to repurchase options which are not expired or forfeit in accordance with this Section 6 and/or any Common Stock acquired by a participant pursuant to any option granted hereunder for a purchase price equal to the Fair Market Value thereof. The right of the Company to repurchase Option Shares pursuant to this Section 6 shall terminate upon the consummation of an Initial Public Offering.

7.       Stock Appreciation Rights.

         Provided that the Company's stock is traded on an established securities market, the Committee shall have the authority to grant SARs under this Plan, subject to such terms and conditions specified in this paragraph 7 and any additional terms and conditions as the Committee may specify.

         No SAR may be issued unless (a) the exercise price of the SAR may never be less than the Fair Market Value of the underlying Shares on the date of grant and (b) the SAR does not include any feature for the deferral of compensation income other than the deferral of recognition of income until the exercise of the SAR.

         No SAR may be exercised unless the Fair Market Value of a share of Common Stock of the Company on the date of exercise exceeds the exercise price of the SAR. Prior to the exercise of the SAR and delivery of the Shares represented thereby, the participant shall have no rights as a stockholder with respect to Shares covered by such outstanding SAR (including any dividend or voting rights).

         Upon the exercise of an SAR, the participant shall be entitled to a distribution in an amount equal to the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the exercise price of the SAR, multiplied by the number of Shares as to which the SAR is exercised. Such distribution shall be made in Shares having a Fair Market Value equal to such amount.

         All SARs will be exercised automatically on the last day prior to the expiration date of the SAR so long as the Fair Market Value of a share of Common Stock on that date exceeds the exercise price of the SAR or any related option, as applicable.


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         The provisions of Subsections 6(c) shall apply to all SARs except to the extent that the Award Agreement pursuant to which such Grant is made expressly provides otherwise.

         It is the Company's intent that no SAR shall be treated as a payment of deferred compensation for purposes of Section 409A of the Code and that any ambiguities in construction be interpreted in order to effectuate such intent.

         8.       Restricted Stock.

         The Committee may at any time and from time to time grant Shares of restricted stock under the Plan to such participants and in such amounts as it determines. Each grant of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions (which shall be at least six months except as otherwise determined by the Committee or provided in the third paragraph of this Section 8), and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.

         The participant will be required to pay the Company the aggregate par value of any Shares of restricted stock (or such larger amount as the Board may determine to constitute capital under Section 154 of the Delaware General Corporation Law, as amended, or any successor thereto) within ten days of the date of grant, unless such Shares of restricted stock are treasury shares. Unless otherwise determined by the Committee, certificates representing Shares of restricted stock granted under the Plan will be held in escrow by the Company on the participant's behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefor. Except as otherwise provided by the Committee, during such period of restriction the participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such participant's restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.

         Except as otherwise provided by the Committee, immediately prior to a Change in Control or at such time as a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries due to death, Disability or Retirement during any period of restriction, all restrictions on Shares granted to such participant shall lapse. At such time as a participant ceases to be, or in the event a participant does not become, a director, officer or employee of, or otherwise performing services for, the Company or its Subsidiaries for any other reason, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company. The provisions of Subsections 6(c) and (e) shall apply to Restricted Stock except to the extent that the grant in relation thereto expressly provides otherwise.

         It is the Company's intent that Restricted Stock shall not be treated as a payment of deferred compensation for purposes of Section 409A of the Code and that any ambiguities in construction be interpreted in order to effectuate such intent.


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         9.       Performance Awards.

         Performance awards may be granted to participants at any time and from time to time as determined by the Committee. The Committee shall have complete discretion in determining the size and composition of performance awards granted to a participant. The appropriate period over which performance is to be measured (a "performance cycle") shall commence on the date specified by the Committee and shall end on the last day of a fiscal year specified by the Committee. A performance award shall be paid no later than the fifteenth day of the third month following the completion of a performance cycle. Performance awards may include (i) specific dollar-value target awards (ii) performance units, the value of each such unit being determined by the Committee at the time of issuance, and/or (iii) performance Shares, the value of each such Share being equal to the Fair Market Value of a share of Common Stock. In any one calendar year, the Committee shall not grant to any one participant performance awards in excess of 10% of the total number of Shares authorized under the Plan pursuant to Section 4.

         The value of each performance award may be fixed or it may be permitted to fluctuate based on a performance factor (e.g., return on equity) selected by the Committee. It is the company's intent that no performance award be treated as the payment of deferred compensation for purposes of Section 409A of the Code and that any ambiguities in construction be interpreted in order to effectuate such intent.

         The Committee shall establish performance goals and objectives for each performance cycle on the basis of such criteria and objectives as the Committee may select from time to time, including, without limitation, the performance of the participant, the Company, one or more of its Subsidiaries or divisions or any combination of the foregoing. During any performance cycle, the Committee shall have the authority to adjust the performance goals and objectives for such cycle for such reasons as it deems equitable.

         The Committee shall determine the portion of each performance award that is earned by a participant on the basis of the Company's performance over the performance cycle in relation to the performance goals for such cycle. The earned portion of a performance award may be paid out in Shares, cash, Other Securities, or any combination thereof, as the Committee may determine.

         A participant must be a director, officer or employee of, or otherwise perform services for, the Company or its Subsidiaries at the end of the performance cycle in order to be entitled to payment of a performance award issued in respect of such cycle; provided, however, that except as otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of , or to otherwise perform services for, the Company and its Subsidiaries upon his or her death, Retirement, or Disability prior to the end of the performance cycle, the participant shall earn a proportionate portion of the performance award based upon the elapsed portion of the performance cycle and the Company's performance over that portion of such cycle.

         In the event of a Change in Control, a participant shall earn no less than the portion of the performance award that the participant would have earned if the applicable performance cycle(s) had terminated as of the date of the Change in Control.

         10.      Withholding Taxes.

         (a) Participant Election. Unless otherwise determined by the Board, a participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an option or SAR or deliverable upon grant or vesting of restricted stock, as the case may be) to satisfy, in whole or in part, the amount the Company is required to withhold for minimum statutory taxes in connection with the exercise of an option or SAR or the delivery of restricted stock upon grant or vesting, as the case may be. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a participant elects to deliver or have the Company withhold shares of Common Stock pursuant to this Section 10(a), such delivery or withholding must be made subject to the conditions and pursuant to the procedures set forth in Section 6(b) with respect to the delivery or withholding of Common Stock in payment of the exercise price of options.

         (b) Company Requirement. The Company may require, as a condition to any grant or exercise under the Plan or to the delivery of certificates for Shares issued hereunder, that the grantee make provision for the payment to the Company, either pursuant to Section 10(a) or this Section 10(b), of federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares under the Plan.

         11.      Written Agreement.

         Each employee to whom a grant is made under the Plan shall enter into a written agreement with the Company that shall contain such provisions consistent with the provisions of the Plan, as may be approved by the Committee. Unless the Committee determines otherwise and except as otherwise provided in Sections 6, 7, 8 and 9 in connection with a Change of Control or certain occurrences of termination, no grant under this Plan may be exercised, and no restrictions relating thereto may lapse, within six months of the date such grant is made.

         12.      Transferability.

         Unless the Committee determines otherwise, no option, SAR, performance award or restricted stock granted under the Plan shall be transferable by a participant other than by will or the laws of descent and distribution or to a participant's Family Member by gift or a qualified domestic relations order as defined by the Code. Unless the Committee determines otherwise, an option, SAR or performance award may be exercised only by the optionee or grantee thereof; by his or her Family Member if such person has acquired the option, SAR or performance award by gift or qualified domestic relations order; by his or her executor or administrator, the executor or administrator of the estate of any of the foregoing, or any person to whom the Option is transferred by will or the laws of descent and distribution; or by his or her guardian or legal representative; or the guardian or legal representative of any of the foregoing; provided that Incentive Stock Options may be exercised by any Family Member, guardian or legal representative only if permitted by the Code and any regulations thereunder. All provisions of this Plan and any agreement referred to in Section 11 shall in any event continue to apply to any option, SAR, performance award or restricted stock granted under the Plan and transferred as permitted by this Section 12, and any transferee of any such option, SAR, performance award or restricted stock shall be bound by all provisions of this Plan and any agreement referred to in Section 11 as and to the same extent as the applicable original grantee.

         13.      Listing, Registration and Qualification.

         If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any option, SAR, performance award or restricted stock grant is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such option or SAR may be exercised in whole or in part, no such performance award may be paid out, and no Shares may be issued, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

         14.      Transfer of Employee.

         The transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

         15.      Adjustments.

         In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares or other property available for issuance under the Plan (including, without limitation, the total number of Shares available for issuance under the Plan pursuant to Section 4), in the number and kind of options, SARs, Shares or other property covered by grants previously made under the Plan, and in the exercise price of outstanding options and SARs. Any such adjustment shall be effected in a manner intended to comply with relevant guidance issued under Section 409A of the Code and shall be final, conclusive and binding for all purposes of the Plan. In the event of any merger, consolidation or other reorganization in which the Parent or the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Parent's or the Company's obligations regarding options, SARs, performance awards, and restricted stock that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be (a) assumed by the surviving or continuing corporation or (b) canceled in exchange for cash or property; provided that, in the case of clause (b), either (i) such reorganization, recapitalization or other change in the corporate structure of the Company constitutes a "change in ownership or control" of the Company or a "change in the ownership of a substantial portion" of the Company's assets within the meaning of Section 409A(a)(2)(A)(v) of the Code and the guidance issued thereunder or (ii) the payment of cash, securities or other property is not treated as a payment of "deferred compensation" under Section 409A of the Code.

         Without limitation of the foregoing, in connection with any transaction of the type described in the last sentence of the preceding paragraph, the Committee may, in its discretion, (i) cancel any or all outstanding options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if their options had been fully exercised immediately prior to such transaction, less the aggregate exercise price that would have been payable therefor, or (ii) if the amount that would have been payable to the option holders pursuant to such transaction if their options had been fully exercised immediately prior thereto would be equal to or less than the aggregate exercise price that would have been payable therefor, cancel any or all such options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee's discretion.

         16.      Amendment and Termination of the Plan.

         The Board of Directors or the Committee, without approval of the stockholders, may amend or terminate the Plan, except that no amendment shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required by applicable law or regulations, including if required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any successor thereto, under the provisions of Section 409A of the Code or any successor thereto, under the provisions of Section 422 of the Code or any successor thereto, or by any listing requirement of the principal stock exchange on which the Common Stock is then listed.

         17.      Amendment or Substitution of Awards under the Plan.

         The terms of any outstanding award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any award and/or payments thereunder or of the date of lapse of restrictions on Shares (but, in the case of an award that is or would be treated as "deferred compensation" for purposes of Section 409A of the Code, only to the extent permitted by guidance issued under Section 409A(a)(3) of the Code)); provided that, except as otherwise provided in Section 15, no such amendment shall adversely affect in a material manner any right of a participant under the award without his or her written consent, and further provided that the Committee shall not reduce the exercise price of any options or SARs awarded under the Plan. The Committee may, in its discretion, permit holders of awards under the Plan to surrender outstanding awards in order to exercise or realize rights under other awards, or in exchange for the grant of new awards, or require holders of awards to surrender outstanding awards as a condition precedent to the grant of new awards under the Plan, but only if such surrender, exercise, realization, exchange or grant (a) is not treated as a payment of, and does not cause an award to be treated as, deferred compensation for the purposes of
Section 409A of the Code or (b) is permitted under guidance issued pursuant to
Section 409A(a)(3) of the Code.

         18.      Commencement Date; Termination Date.

         The date of commencement of the Plan shall be January 1, 2004 subject to approval by the shareholders of the Company. If required by the Code, the Plan will also be subject to reapproval by the shareholders of the Company prior to January 1, 2014.

         Unless previously terminated upon the adoption of a resolution of the Board terminating the Plan, the Plan shall terminate at the close of business on January 1, 2014. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any grant of options or other incentives theretofore granted under the Plan.

         19.      Severability.

         Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

         20.      Governing Law.

         The Plan shall be governed by the corporate laws of the State of Delaware, without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

         21.      Compliance Amendments.

         Notwithstanding any of the foregoing provisions of the Plan, and in addition to the powers of amendment set forth in Sections 16 and 17 hereof, the provisions hereof and the provisions of any award made hereunder may be amended unilaterally by the Board from time to time to the extent necessary (and only to the extent necessary) to prevent, in the Board's good faith determination, the implementation, application or existence (as the case may be) of any such provision from (i) requiring the inclusion of any compensation deferred pursuant to the provisions of the Plan (or an award thereunder) in a participant's gross income pursuant to Section 409A of the Code, and the regulations or other guidance issued thereunder from time to time and/or (ii) inadvertently causing any award hereunder to be treated as providing for the deferral of compensation pursuant to such Code section and regulations.